Taxation	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
15. Taxation

Acorn International and Star Education & Technology Group Inc. are incorporated in the Cayman Islands and is not subject to tax in this jurisdiction.

China DRTV, Smooth Profit and Star Education & Technology Limited are incorporated in the British Virgin Islands and are not subject to tax in this jurisdiction.

The Group’s Hong Kong subsidiaries, MK AND T, Bright Rainbow, and HJX International Limited, are subject to Hong Kong statutory income tax on their Hong Kong sourced income.

On March 16, 2007, the PRC government promulgated Law of the People’s Republic of China on Enterprise Income Tax (“New EIT Law”), which was effective from January 1, 2008. Under the New EIT Law, domestically-owned enterprises and foreign-invested enterprises are subject to a uniform tax rate of 25%. While the New EIT Law equalizes the tax rates for domestically-owned and foreign-invested companies, preferential tax treatment would continue to be given to companies in certain encouraged sectors and to enterprises classified as high and new technology companies, whether domestically-owned or foreign-invested enterprises.

HJX Software, as a recognized software company, is eligible for the Tax Holiday from 2009.

The Group’s remaining PRC subsidiaries are subject to the statutory rate of 25% in 2013, 2014 and 2015 in accordance with the New EIT Law.

Under the New EIT Law and implementation regulations issued by the PRC State Council, income tax at the rate of 10% is applicable to interest and dividends payable to investors that are “non-resident enterprises”, which do not have an establishment or place of business in the PRC, or which have such establishment or place of business but the relevant income is not effectively connected with the establishment or place of business, to the extent such interest or dividends have their sources within the PRC. Undistributed earnings of the Group’s PRC subsidiaries are considered to be indefinitely reinvested and, accordingly, no provision for PRC dividend withholding tax has been provided thereon. Upon distribution of these earnings in the form of dividends or otherwise in the future, the Group would be subject to PRC withholding tax at 10% or a lower treaty rate.

A deferred tax liability should be recorded for the VIEs to the extent of their accumulated profit. As the VIEs have accumulated losses, no deferred tax liability has been provided by the Group.

The Group has made its assessment of each tax position (including the potential application of interests and penalties) based solely on the technical merits of the position, and has measured the unrecognized benefits associated with the tax positions. As of December 31, 2013, 2014 and 2015, the Group had unrecognized tax benefits of approximately $0.7, $1.8 and $1.9 million, respectively. During 2013, 2014 and 2015, the Group recorded uncertain tax benefits of $0.7 million, $1.1 million and $0.1 million associated with intercompany transfer pricing results falling below the median of the inter-quartile range of comparable companies. The unrecognized tax benefits would impact the effective income tax if recognized. A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2013, 2014 and 2015 was as follows:

	For the years ended December 31,
	2013	2014	2015
	(in million)	(in million)	(in million)
Unrecognized tax benefits at beginning of the year	$—	$0.7	$1.8
Additions in current year	0.7	1.1	0.1
Lapse of statute of limitation	—	—	—

Unrecognized tax benefits at end of the year	$0.7	$1.8	$1.9

As of December 31, 2013 and 2014, the amount of interests and penalties related to uncertain tax positions was immaterial. As of December 31, 2015, the amount of interests and penalties related to uncertain tax positions was $75,383.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of income taxes is due to computational errors made by the taxpayer. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined, but an underpayment of income tax liability exceeding RMB100,000 (approximately $15,000) is specifically listed as a special circumstance. In the case of a transfer pricing related adjustment, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. The Group’s PRC subsidiaries are therefore subject to examination by the PRC tax authorities from 2010 through 2015 on non-transfer pricing matters, and from 2005 through 2015 on transfer pricing matters.

The current and deferred portion of income tax (expenses) benefits included in the consolidated statements of operations were as follows:

	For the years ended December 31,
	2013	2014	2015
Current income tax expenses	$(1,200,896)	$(1,280,181)	$(363,081)
Deferred income tax benefits	555,133	109,664	179,990
	(645,763)	(1,170,517)	(183,091)

Reconciliation between the effective income tax rate and the PRC statutory income tax rate was as follows:

	For the years ended December 31,
	2013	2014	2015
PRC statutory tax rate	25%	25%	25%
Expenses not deductible for tax purposes	(2)%	1%	(1)%
Effect of different tax rate of subsidiary operations in other jurisdiction	(1)%	(1)%	(2)%
Change in valuation allowance	(23)%	(24)%	(21)%
Effect of change in tax rate on deferred tax assets/liabilities	1%	(1)%	(0)%
Expiration of net operating loss	—	—	(1)%
Recognition of the unrecognized tax benefit	(2)%	(3)%	(0)%
Effective tax rate	(2)%	(3)%	0%

The principal components of the Group’s deferred income tax assets and liabilities as of December 31, 2014 and 2015 were as follows:

	December 31,
	2014	2015
Deferred tax assets:
Allowance and reserves	$2,807,768	$3,973,199
Accrued expenses	1,683,185	738,298
Revenue recognition difference	343,377	162,322
Advertising expenses	4,420,265	1,765,847
YiyangYukang long-term assets reduction	812	—
Net operating losses	21,985,889	31,156,628
	$31,241,296	$37,796,294
Less: valuation allowance	(30,287,901)	(36,720,140)
	$953,395	$1,076,154
Deferred tax liabilities:
Unrealized gain on available-for-sale securities	(855,709)	(44,449,212)
	$(855,709)	$(44,449,212)
	$97,686	$(43,373,058)
Deferred tax assets were analyzed as:
Current	$953,395	$1,076,154
Deferred tax liabilities were analyzed as:
Non-current	(855,709)	(44,449,212)
	$(855,709)	$(44,449,212)
	$97,686	$(43,373,058)

As of December 31, 2015, the Group had tax losses carrying forward of $125,330,830. The tax losses will expire between 2016 and 2020 if they are not utilized.

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, the Group believes it is not more-likely-than-not that the Group will realize the benefits of these deductible differences, thus an additional valuation allowance for approximately $9.2 million, $10.1 million and $6.4 million were recognized in 2013, 2014 and 2015, respectively. The remainder amount of the deferred tax assets considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carry forward periods are reduced.